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                                                                    Exhibit 10.7


                        ALTERNATIVE CONSTRUCTION COMPANY
                         NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Alternative Construction Company, Inc. (the "Corporation"):


                  Grant #:    1001
                  -------

                  Optionee:  GAMI, LLC
                  --------

                  Grant Date:  10/24/04
                  ----------

                  Vesting Commencement Date:  October 24, 2004
                  -------------------------

                  Exercise Price:  $0.25
                  --------------

                  Number of Option Shares:  800,000
                  -----------------------

                  Expiration Date:  October 31, 2014 unless sooner terminated in accordance with Stock Option Agreement
                                    paragraph 5 or 6.

                  Type of Option:   Non-Statutory Stock Option
                  --------------

                  Date Exercisable:  Immediately Exercisable
                  ----------------


                  Vesting Schedule: (Subject to Continuous Employment)
                  ----------------------------------------------------

                  VESTING DATE:                SHARES VESTING

                  March 1, 2005                400,000

                  March 1, 2006                200,000

                  March 1, 2007                200,000


                  Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Alternative Construction Company, Inc. 2004 Stock Option Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.

                  Optionee hereby acknowledges receipt of a copy of the Purchase Agreement in the form attached hereto as Exhibit B.



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                  REPURCHASE RIGHTS. OPTIONEE HEREBY AGREES THAT ALL OPTION
                  SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS.

                  At Will Employment. Nothing in this Notice or in the attached Stock Option Agreement or Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

                  Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED: 10/24/04



                              ALTERNATIVE CONSTRUCTION COMPANY

                              BY:         /s/
                                          --------------------------------------

                              Name:
                                          --------------------------------------

                              Title:
                                          --------------------------------------



                              OPTIONEE
                                          --------------------------------------


                              Name:       GAMI, LLC
                                          --------------------------------------

                              Address:    6055 Anello Drive
                                          --------------------------------------
                                          Melbourne, FL 32940
                                          --------------------------------------

                              SSN         59-3666114
                                          --------------------------------------

ATTACHMENTS:
-----------
EXHIBIT A - STOCK OPTION AGREEMENT
EXHIBIT B - PURCHASE AGREEMENT


                                       2
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                                    EXHIBIT A
                                    ---------

                             STOCK OPTION AGREEMENT
                             ----------------------


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                                    EXHIBIT B
                                    ---------

                               PURCHASE AGREEMENT
                               ------------------